CUISINE SOLUTIONS, INC. ANNOUNCES RECORD REVENUES FOR FISCAL YEAR 2008

Fourth quarter growth over 10% from prior year

ALEXANDRIA, VA – September 17, 2008 - Cuisine Solutions, Inc. (AMEX: FZN), a leading premium, fully-cooked, frozen food manufacturer, today announced results for its fiscal year and fourth quarter ended June 28, 2008.  For the fourth quarter of fiscal year 2008 our net sales were $21,016,000, up 10.7% over prior fiscal year fourth quarter of $18,979,000.  Growth in fourth quarter sales was largely driven by increases of 23.1% in On Board Services and 23.7% in Military sales compared to the same period in fiscal 2007.  New product sales were up 13.1% and Europe saw growth of 22.4%.  Net income for the fourth quarter of fiscal year 2008 increased $445,000 to $222,000 compared to fourth quarter of fiscal year 2007 income of ($223,000) due primarily to a 2007 tax adjustment of $810,000.  Net income per share basic and diluted increased from ($0.01) per share in the fourth quarter of fiscal 2007 to $0.01 per share in the fourth quarter of fiscal 2008.  Our sales in each of these five channels are very small compared to the overall market, and we continue to be poised for growth in all five channels, and our goal remains the same -- to be the leader in premium, fully-cooked frozen food,” remarked Cuisine Solutions’ CEO and President, Stanislas Vilgrain.

For the fiscal year 2008 we reported an increase in net sales of 8.9% from $80,331,000 to $87,479,000.  Four of our five sales channels showed positive growth for the fiscal year.  The largest growth was in the National Restaurant Chain and On Board Services channels growing 47.9% and 27.1%, respectively, compared to fiscal year 2007.  Net income for fiscal year 2008 decreased to $44,000 from a restated $8,725,000 in fiscal year 2007 due primarily to the release in fiscal year 2007 of a valuation allowance for a net benefit of $5,249,000 as well as higher raw material costs and personnel reduction costs at our French facilities.  Net income per share diluted declined from $0.48 to $0.01 per share in fiscal 2008.  “Innovative, non-comparable products produced in the sous-vide method continues to draw attention to our company,” stated Vilgrain.  “We believe every one of our customers recognizes that the quality, consistency and safety we provide with our product line is unmatched by any other manufacturer.”

(unaudited)

	Fourth Quarter Ended			Full Year Ended
By Geographic Region	June 28, 2008	June 30, 2007	% change	June 28, 2008	June 30, 2007	% change
USA Sales	$13,323,000	$12,912,000	3.2%	$57,255,000	$55,866,000	2.5%
Europe Sales	7,366,000	6,017,000	22.4%	29,535,000	24,150,000	22.3%
Rest of World Sales	327,000	50,000	554.0%	689,000	315,000	118.7%
Net Sales	$21,016,000	$18,979,000	10.7%	$87,479,000	$80,331,000	8.9%

	June 28, 2008	June 30, 2007	% change	June 28, 2008	June 30, 2007	% change
Existing products	$16,064,000	$14,599,000	10.0%	$69,002,000	$63,603,000	8.5%
New products	4,952,000	4,380,000	13.1%	18,477,000	16,728,000	10.5%
Net Sales	$21,016,000	$18,979,000	10.7%	$87,479,000	$80,331,000	8.9%

By Channel	June 28, 2008	June 30, 2007	% change	June 28, 2008	June 30, 2007	% change
On Board Services	$6,529,000	$5,304,000	23.1%	$24,637,000	$19,385,000	27.1%
Food Service	3,678,000	3,497,000	5.2%	14,621,000	13,693,000	6.8%
Retail	3,964,000	4,173,000	-5.0%	21,665,000	23,766,000	-8.8%
Military	4,983,000	4,027,000	23.7%	17,864,000	17,612,000	1.4%
National Restaurant Chains	1,862,000	1,978,000	-5.9%	8,692,000	5,875,000	47.9%
Net Sales	$21,016,000	$18,979,000	10.7%	$87,479,000	$80,331,000	8.9%

CUISINE SOLUTIONS, INC.
CONSOLIDATED BALANCE SHEETS
As of
June 28, 2008	June 30, 2007
ASSETS
Current assets
Cash and cash equivalents	$ 1,016,000	$ 546,000
Trade accounts receivable, net	8,264,000	5,864,000
Inventory, net	11,322,000	15,081,000
Prepaid expenses	482,000	521,000
Accounts receivable, related party	0	57,000
Deferred tax assets	801,000	680,000
Other current assets	458,000	638,000
TOTAL CURRENT ASSETS	22,343,000	23,387,000

Investments, non-current	375,000	375,000
Fixed assets, net	14,012,000	12,520,000
Restricted cash	130,000	66,000
Deferred tax assets, net	5,002,000	4,884,000
Other assets	86,000	83,000
TOTAL ASSETS	$41,948,000	$41,315,000

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities
Accounts payable and accrued expenses	$ 6,357,000	$ 6,999,000
Accrued payroll and related liabilities	2,389,000	2,486,000
Line-of-credit	1,049,000	1,811,000
Current portion of long-term debt	906,000	777,000
TOTAL CURRENT LIABILITIES	10,701,000	12,073,000

Long-term debt, less current portion	5,689,000	5,523,000
Asset retirement obligation	601,000	499,000
Deferred rent	170,000	100,000
TOTAL LIABILITIES	17,161,000	18,195,000

Commitments and Contingencies	-	-

Stockholders' equity
Common stock - $.01 par value, 20,000,000 shares authorized, 16,623,191 and 16,439,191 shares issued and outstanding at June 30, 2007 and June 24, 2006, respectively

174,000	166,000
Class B Stock - $.01 par value, none and 175,000 shares authorized at June 28, 2008 and June 30, 2007, respectively. None issued.
-	-
Additional paid-in capital	28,946,000	28,248,000
Accumulated deficit	(6,358,000)	(6,402,000)
Accumulated other comprehensive income
Cumulative translation adjustment	2,025,000	1,108,000
TOTAL STOCKHOLDERS' EQUITY	24,787,000	23,120,000
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$41,948,000	$41,315,000

CUISINE SOLUTIONS, INC.
CONSOLIDATED STATEMENTS OF INCOME

Fourth Quarter Ended	Year Ended
June 28, 2008	June 30, 2007	June 28, 2008	June 30, 2007

Net sales	$ 21,016,000	$ 18,979,000	$ 87,479,000	$ 80,331,000
Cost of goods sold	16,256,000	14,762,000	69,417,000	62,116,000
Gross margin	4,760,000	4,217,000	18,062,000	18,215,000

Research and development	248,000	262,000	1,067,000	909,000
Selling and marketing	1,897,000	1,621,000	8,197,000	7,688,000
General and administrative	2,180,000	1,680,000	8,601,000	6,051,000
Income before non operating expense and income taxes	435,000	654,000	197,000	3,567,000
Total non-operating expense	(42,000)	(68,000)	(189,000)	(208,000)
Income before income taxes	393,000	586,000	8,000	3,359,000
Provision for income tax (expense) benefit	(171,000)	(810,000)	36,000	5,249,000
Income (loss) from continuing operations	222,000	(224,000)	44,000	8,608,000

Net income from discontinued operations	-	1,000	-	117,000
Net income (loss)	$ 222,000	$ (223,000)	$ 44,000	$ 8,725,000
Per common share data
Basic earnings:
Income (loss) from continuing operations	$ 0.01	$ (0.01)	$ -	$ 0.52
Income from discontinued operations	-	-	-	0.01
Net income (loss)	$ 0.01	$ (0.01)	$ -	$ 0.53
Diluted earnings:
Income (loss) from continuing operations	$ 0.01	$ (0.01)	$ -	$ 0.47
Income from discontinued operations	-	-	-	0.01
Net income (loss)	$ 0.01	$ (0.01)	$ -	$ 0.48

Weighted average shares outstanding-basic	17,247,709	16,554,574	16,893,953	16,477,272
Common stock equivalents	788,740	-	1,022,942	1,851,379
Weighted average shares outstanding-diluted	18,036,449	16,554,574	17,916,895	18,328,651

This news release contains forward looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended and Section 21E of the Securities Exchange Act of 1934, as amended.  Achievement of projected or implied future results, including, without limitation, is subject to numerous risks and uncertainties—including, without limitation, the risks and uncertainties discussed in the Company’s filings with the Securities and Exchange Commission—and the possibility of inaccurate assumptions that could cause actual results to vary materially from the results expressed or implied in this presentation. Among these risks and uncertainties are the Company’s assumptions related to the performance of certain aspects of its business upon which its future financial results may be materially reliant, including, without limitation, projected sales generated by its military, retail, onboard services, food service and national restaurant chain channels, the retention or loss of one or more significant customers, changes in product mix and corresponding changes in average unit price and production efficiencies, costs related to new facilities and other expenditures incident to plans to future growth and market, industry or regulatory changes. Material changes in any of these or other financial factors may cause actual results to differ materially from any projections made herein. In addition, except as required by law, the Company does not undertake and does not intend to update any forward-looking statement that it may make in this presentation or in any other context, from time to time..

Contact:

Cuisine Solutions, Inc., Alexandria, VA.
Lillian Liu, 703-270-2918

lliu@cuisinesolutions.com